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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

         Date of Report (Date of earliest event reported): May 21, 2002

                                Cytyc Corporation
             (Exact name of Registrant as specified in its charter)

                         85 Swanson Road, Boxborough, MA
                    (Address of principal executive offices)

                                      01719
                                   (Zip Code)

                                 (978) 263-8000
               Registrant's telephone number, including area code

              Delaware                  0-27558                02-0407755

    State or other jurisdiction      (Commission             (IRS Employer
          of Incorporation            File Number)        Identification No.)




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Item 4.           Changes in Registrant's Certifying Accountant.

On May 21, 2002, Cytyc Corporation, a Delaware corporation ("Cytyc"), announced that, effective as of May 21, 2002, it has dismissed Arthur Andersen LLP ("Arthur Andersen") as Cytyc's independent public accountants and has engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as Cytyc's independent public accountants for fiscal 2002. The decision to replace Arthur Andersen with Deloitte & Touche was approved by Cytyc's Board of Directors upon the recommendation of its Audit Committee. A copy of the press release announcing the change of Cytyc's independent public accountants is attached hereto as
Exhibit 99.

Arthur Andersen's reports on Cytyc's consolidated financial statements for each of the two most recent fiscal years of Cytyc ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years of Cytyc ended December 31, 2001 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Cytyc's consolidated financial statements for such years.

None of the reportable events as defined in Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of Cytyc ended December 31, 2001.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 28, 2002, stating its agreement with such disclosures.

During the two most recent fiscal years of Cytyc ended December 31, 2001 and through the date hereof, Cytyc did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Cytyc's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.          Financial Statements and Exhibits.

       (c)  Exhibits.

       Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 28, 2002.

       Exhibit 99            Press Release dated May 21, 2002.






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                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CYTYC CORPORATION

Date: May 28, 2002                      By:     /s/ Patrick J. Sullivan
                                                -----------------------
                                                Patrick J. Sullivan
                                                Chairman and
                                                Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                                 Description

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 28, 2002.

Exhibit 99          Press Release dated May 21, 2002.



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